EXHIBIT 10.3

AMERICANN, INC.

LOAN MODIFICATION AGREEMENT

The parties agree as follows:

1.     As of July 14, 2016 AmeriCann, Inc. owed Strategic Capital Partners, LLC (“SCP”) $2,431,646.

2.     SCP agrees to convert $500,000 of the amount owed into 400,000 shares of the restricted common stock of AmeriCann.

3.     In connection with the conversion, AmeriCann will issue SCP warrants to purchase 800,000 shares of AmeriCann’s common stock, exercisable at a price of $1.50 per share, and warrants to purchase an additional 800,000 shares of AmeriCann’s common stock, exercisable at a price of $3.00 per share. The warrants will be in the forms attached to this Agreement.

4.     The remaining $1,931,646 will be converted into two notes in the forms attached to this Agreement.

DATED THIS 14th day of July, 2016.

AMERICANN, INC.

By:	/s/ Timothy Keogh
Timothy Keogh, Chief Executive Officer

STRATEGIC CAPITAL PARTNERS, LLC

By:	/s/ Benjamin J. Barton
Benjamin J. Barton, Managing Member

AmeriCann Loan Modification Agree. With Strategic 7-14-16

AMERICANN, INC.

WARRANT

This is to certify that, FOR VALUE RECEIVED, Strategic Capital Partners, LLC, or registered assigns (“Holder”) is the holder of 800,000 Warrants of AmeriCann, Inc. (the “Company”). Each Warrant allows the holder to purchase one share of the Company’s Common Stock at a price of $1.50 per share at any time on or before June 30, 2020. The number of shares of Common Stock to be received upon the exercise of this Warrant, and the price to be paid for a share of Common Stock, may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as may be adjusted from time to time, are hereinafter sometimes referred to as “Warrant Stock”, and the exercise price of a share of Common Stock in effect at any time, and as may be adjusted from time to time, is hereinafter sometimes referred to as the "Exercise Price."

Nothwithstanding the above, this Warrant will expire 45 days after written notice to the holder that the average closing price of the Company’s common stock was at least $3.00 for twenty consecutive trading days and the average daily volume of trades of the Company’s common stock during the twenty trading days was at least 100,000 shares, provided a registration statement is in effect with respect to the shares issuable upn the exercise of this Warrant.

(a) Exercise of Warrant. This Warrant may be exercised in whole or in part at any time or from time to time but not later than 5.00 P.M., Mountain time, June 30, 2020 (the “Expiration Date”). If June 30, 2020 is a day on which banking institutions are authorized by law to close, then this Warrant may be exercised on the next succeeding day which shall not be such a day, by presentation and surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Shares of Warrant Stock specified in such form, together with all Federal and state taxes applicable upon such exercise.

If this Warrant should be exercised in part only, the Company, upon surrender of this Warrant for cancellation, shall execute and shall deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Shares of Warrant Stock purchaseable hereunder. Upon receipt by the Company of this Warrant at the office or the agency of the Company, in proper form for exercise, the Holder shall be deemed to be the Holder of record of the Shares of Warrant Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Shares of Warrant Stock shall not then be actually delivered to the Holder.

(b) Reservation of Shares of Warrant Stock. The Company hereby agrees that, at all times, there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant.

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(c) Fractional Shares. No fractional Shares of Warrant Stock or scrip representing fractional Shares of Warrant Stock shall be issued upon the exercise of this Warrant. With respect to any fraction of a Share of Warrant Stock called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share determined as follows:

(i)     If the Company's Common Stock is publicly traded, the average daily closing prices for 30 consecutive trading days immediately preceding the date of exercise of this Warrant. The closing price for each day shall be the last sale price regular-way or, in case no such sale takes place on such date, the average of the closing bid and asked prices regular-way, on the principal national securities exchange in which the Company's Common Stock is listed or admitted to trading, or if it is not listed or admitted to trading on any national securities exchange, the last sale price of such Common Stock on the consolidated transaction reporting system of the Financial Institution Regulatory Authority (“FINRA”), if such last sale information is reported on such system, or if not so reported, the average of the closing bid and asked prices of such Common Stock on the National Association of Securities Dealers Automatic Quotation system ("NASDAQ"), or any comparable system, or if the Common Stock is not listed on NASDAQ, or a comparable system, the average of the closing bid and asked prices as furnished by two members of the NASD selected from time to time by the Company for that purpose.

(ii)     If the Company's Common Stock is not publicly traded, the current value shall be an amount, not less than the book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company, such determination to be final and binding on the Holder.

(d)     Exchange, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of Shares of Warrant Stock purchasable hereunder. This Warrant may not be sold, hypothecated, assigned, or transferred prior to the date this Warrant is first exercisable. Any assignment shall be made subject to the provisions of Section (j) by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and with funds sufficient to pay any transfer tax; whereupon, the Company, without charge, shall execute and shall deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled.

This Warrant may be divided or may be combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and the denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants issued in substitution for or replacement of this Warrant or into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and (in the case of loss, theft, or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and will deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

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(e)     Rights of the Holder. The Holder, by virtue hereof, shall not be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

(f)     Anti-Dilution Provisions.

(i) Adjustment of Price. Anything in this Section (f) to the contrary notwithstanding, if the Company shall issue, at any time, Common Stock or convertible securities by way of dividend, forward stock split or other distribution on any stock of the Company or subdivide or combine the outstanding shares of Stock, the Exercise Price shall be proportionately decreased in the case of such issuance, forward stock split, or distribution (on the day following the date fixed for determining shareholders entitled to receive such additional shares) or proportionately increased in the case of such combination (on the date that such combination shall become effective), provided, however, should the Company cancel or fail to make such dividend or other distribution or other issuance, the Exercise Price shall be forthwith adjusted to the price which would have prevailed prior to the Company setting such record date.

(ii) No Adjustment for Small Amounts. Anything in this Section to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Exercise Price by at least one cent, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least one cent, such change in the Exercise Price shall thereupon be given effect.

(iii) Number of Shares Adjusted. Upon any adjustment of the Exercise Price, the Holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of Warrant Stock, calculated to the nearest full shares, obtained by multiplying the number of shares of Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise Price.

(g)          Officer's Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions of Section (f) hereof, the Company shall forthwith file with its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an Officer's Certificate showing the adjusted Exercise Price, determined as herein provided, and setting forth in reasonable detail the facts requiring such adjustment. Each such Officer's Certificate shall be made available at all reasonable times for inspection by the Holder; and the Company, after each such adjustment, shall forthwith deliver a copy of such certificate to the Holder. Such certificate shall be conclusive as to the correctness of such adjustment.

(h)     Notices to Warrant Holders. So long as this Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend or shall make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company; reclassification of the capital stock of the Company; consolidation or merger of the Company with or into another corporation; sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation; or voluntary or involuntary dissolution, liquidation, or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least ten (l0) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution, or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation, or winding up is to take place and the date, if any, is to be fixed, as of which the holders of record shall be entitled to exchange their Shares for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up.

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(i)     Reclassification, Reorganization or Merger. In case of any reclassification, or capital reorganization (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary, in which merger the Company is the continuing corporation and which does not result in any reclassification, or capital reorganization) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of Stock and other securities and property receivable upon such reclassification; capital reorganization; or other consolidation, merger, sale, or conveyance as may be issued or payable with respect to or in exchange for the number of Shares of the Company theretofore purchasable upon the exercise of this Warrant had such recapitalization; capital reorganization; or other consolidation, merger, sale or conveyance not taken place. Any such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications; capital reorganizations; and to successive consolidations, mergers, sales, or conveyances.

In the event that in any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Stock, any such issue shall be treated as an issue of Stock covered by the provisions of subsection (f) hereof with the amount of the consideration received upon the issue thereof being determined by the Board of Directors of the Company, such determination to be final and binding on the Holder.

(j)     Transfer to Comply with the Securities Act of l933.

(i)     This Warrant or the Warrant Stock or any other security issued or issuable upon exercise of this Warrant may not be sold, transferred, or otherwise disposed of except to a person who, in the opinion of counsel for the Company, is a person to whom this Warrant or such Warrant Stock may legally be transferred pursuant to Section (d) hereof without registration and without the delivery of a current Prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section (k) with respect to any resale or other disposition of such securities.

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(ii)     The Company may cause the following legend or one similar thereto to be set forth on each certificate representing Warrant Stock or any other security issued or issuable upon exercise of this Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public pursuant to Section (j) hereof, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

The shares represented by this Certificate have not been registered under the Securities Act of l933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold, or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

(iii)     Notwithstanding the above, the Company has agreed to file a registration statement covering the Warrant Stock.

(k)     Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of Delaware.

AMERICAN, INC.

By:	/s/ Timothy Keogh
Timothy Keogh, Chief Executive Officer

AmeriCann Warrant Strategic $1.50 7-14-16

5

PURCHASE FORM

                        Dated            .

The undersigned hereby irrevocable elects to exercise the within Warrant to the extent of purchasing         Shares of Warrant Stock and hereby makes payment of $____________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name

                  (Please typewrite or print in block letters)

Address

Signature

ASSIGNMENT FORM

FOR VALUE RECEIVED,

hereby sell, assigns, and transfers unto:

Name:

                     (Please typewrite or print in block letters)

Address:

the right to purchase the Common Stock represented by this Warrant to the extent of              shares as to which such right is exercisable and does hereby irrevocably constitute and appoint                    attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Signature

Dated:                      .

AmeriCann Warrant Strategic $1.50 7-14-16

6

AMERICANN, INC.

WARRANT

This is to certify that, FOR VALUE RECEIVED, Strategic Capital Partners, LLC, or registered assigns (“Holder”) is the holder of 800,000 Warrants of AmeriCann, Inc. (the “Company”). Each Warrant allows the holder to purchase one share of the Company’s Common Stock at a price of $3.00 per share at any time on or before June 30, 2020. The number of shares of Common Stock to be received upon the exercise of this Warrant, and the price to be paid for a share of Common Stock, may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, as may be adjusted from time to time, are hereinafter sometimes referred to as “Warrant Stock”, and the exercise price of a share of Common Stock in effect at any time, and as may be adjusted from time to time, is hereinafter sometimes referred to as the "Exercise Price."

Nothwithstanding the above, this Warrant will expire 45 days after written notice to the holder that the average closing price of the Company’s common stock was at least $4.80 for twenty consecutive trading days and the average daily volume of trades of the Company’s common stock during the twenty trading days was at least 100,000 shares, provided a registration statement is in effect with respect to the shares issuable upn the exercise of this Warrant.

(a) Exercise of Warrant. This Warrant may be exercised in whole or in part at any time or from time to time but not later than 5.00 P.M., Mountain time, June 30, 2020 (the “Expiration Date”). If June 30, 2020 is a day on which banking institutions are authorized by law to close, then this Warrant may be exercised on the next succeeding day which shall not be such a day, by presentation and surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Shares of Warrant Stock specified in such form, together with all Federal and state taxes applicable upon such exercise.

If this Warrant should be exercised in part only, the Company, upon surrender of this Warrant for cancellation, shall execute and shall deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Shares of Warrant Stock purchaseable hereunder. Upon receipt by the Company of this Warrant at the office or the agency of the Company, in proper form for exercise, the Holder shall be deemed to be the Holder of record of the Shares of Warrant Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Shares of Warrant Stock shall not then be actually delivered to the Holder.

(b) Reservation of Shares of Warrant Stock. The Company hereby agrees that, at all times, there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant.

1

(c) Fractional Shares. No fractional Shares of Warrant Stock or scrip representing fractional Shares of Warrant Stock shall be issued upon the exercise of this Warrant. With respect to any fraction of a Share of Warrant Stock called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share determined as follows:

(i)     If the Company's Common Stock is publicly traded, the average daily closing prices for 30 consecutive trading days immediately preceding the date of exercise of this Warrant. The closing price for each day shall be the last sale price regular-way or, in case no such sale takes place on such date, the average of the closing bid and asked prices regular-way, on the principal national securities exchange in which the Company's Common Stock is listed or admitted to trading, or if it is not listed or admitted to trading on any national securities exchange, the last sale price of such Common Stock on the consolidated transaction reporting system of the Financial Institution Regulatory Authority (“FINRA”), if such last sale information is reported on such system, or if not so reported, the average of the closing bid and asked prices of such Common Stock on the National Association of Securities Dealers Automatic Quotation system ("NASDAQ"), or any comparable system, or if the Common Stock is not listed on NASDAQ, or a comparable system, the average of the closing bid and asked prices as furnished by two members of the NASD selected from time to time by the Company for that purpose.

(ii)     If the Company's Common Stock is not publicly traded, the current value shall be an amount, not less than the book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company, such determination to be final and binding on the Holder.

(d)     Exchange, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of Shares of Warrant Stock purchasable hereunder. This Warrant may not be sold, hypothecated, assigned, or transferred prior to the date this Warrant is first exercisable. Any assignment shall be made subject to the provisions of Section (j) by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and with funds sufficient to pay any transfer tax; whereupon, the Company, without charge, shall execute and shall deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled.

This Warrant may be divided or may be combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and the denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants issued in substitution for or replacement of this Warrant or into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and (in the case of loss, theft, or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and will deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

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(e)     Rights of the Holder. The Holder, by virtue hereof, shall not be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

(f)     Anti-Dilution Provisions.

(i)      Adjustment of Price. Anything in this Section (f) to the contrary notwithstanding, if the Company shall issue, at any time, Common Stock or convertible securities by way of dividend, forward stock split or other distribution on any stock of the Company or subdivide or combine the outstanding shares of Stock, the Exercise Price shall be proportionately decreased in the case of such issuance, forward stock split, or distribution (on the day following the date fixed for determining shareholders entitled to receive such additional shares) or proportionately increased in the case of such combination (on the date that such combination shall become effective), provided, however, should the Company cancel or fail to make such dividend or other distribution or other issuance, the Exercise Price shall be forthwith adjusted to the price which would have prevailed prior to the Company setting such record date.

(ii)      No Adjustment for Small Amounts. Anything in this Section to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Exercise Price by at least one cent, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least one cent, such change in the Exercise Price shall thereupon be given effect.

(iii)      Number of Shares Adjusted. Upon any adjustment of the Exercise Price, the Holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of Warrant Stock, calculated to the nearest full shares, obtained by multiplying the number of shares of Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise Price.

(g)     Officer's Certificate. Whenever the Exercise Price shall be adjusted as required by the provisions of Section (f) hereof, the Company shall forthwith file with its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an Officer's Certificate showing the adjusted Exercise Price, determined as herein provided, and setting forth in reasonable detail the facts requiring such adjustment. Each such Officer's Certificate shall be made available at all reasonable times for inspection by the Holder; and the Company, after each such adjustment, shall forthwith deliver a copy of such certificate to the Holder. Such certificate shall be conclusive as to the correctness of such adjustment.

(h)     Notices to Warrant Holders. So long as this Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend or shall make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company; reclassification of the capital stock of the Company; consolidation or merger of the Company with or into another corporation; sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation; or voluntary or involuntary dissolution, liquidation, or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least ten (l0) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution, or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation, or winding up is to take place and the date, if any, is to be fixed, as of which the holders of record shall be entitled to exchange their Shares for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up.

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(i)     Reclassification, Reorganization or Merger. In case of any reclassification, or capital reorganization (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary, in which merger the Company is the continuing corporation and which does not result in any reclassification, or capital reorganization) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of Stock and other securities and property receivable upon such reclassification; capital reorganization; or other consolidation, merger, sale, or conveyance as may be issued or payable with respect to or in exchange for the number of Shares of the Company theretofore purchasable upon the exercise of this Warrant had such recapitalization; capital reorganization; or other consolidation, merger, sale or conveyance not taken place. Any such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications; capital reorganizations; and to successive consolidations, mergers, sales, or conveyances.

In the event that in any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Stock, any such issue shall be treated as an issue of Stock covered by the provisions of subsection (f) hereof with the amount of the consideration received upon the issue thereof being determined by the Board of Directors of the Company, such determination to be final and binding on the Holder.

(j)     Transfer to Comply with the Securities Act of l933.

(i)     This Warrant or the Warrant Stock or any other security issued or issuable upon exercise of this Warrant may not be sold, transferred, or otherwise disposed of except to a person who, in the opinion of counsel for the Company, is a person to whom this Warrant or such Warrant Stock may legally be transferred pursuant to Section (d) hereof without registration and without the delivery of a current Prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section (k) with respect to any resale or other disposition of such securities.

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(ii)     The Company may cause the following legend or one similar thereto to be set forth on each certificate representing Warrant Stock or any other security issued or issuable upon exercise of this Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public pursuant to Section (j) hereof, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

The shares represented by this Certificate have not been registered under the Securities Act of l933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold, or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

(iii)      Notwithstanding the above, the Company has agreed to file a registration statement covering the Warrant Stock.

(k)     Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of Delaware.

AMERICAN, INC.

By:	/s/ Timothy Keogh
Timothy Keogh, Chief Executive Officer

AmeriCann Warrant Strategic $3.00 7-14-16

5

PURCHASE FORM

                        Dated            .

The undersigned hereby irrevocable elects to exercise the within Warrant to the extent of purchasing         Shares of Warrant Stock and hereby makes payment of $____________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name

                  (Please typewrite or print in block letters)

Address

Signature

ASSIGNMENT FORM

FOR VALUE RECEIVED,

hereby sell, assigns, and transfers unto:

Name:

                     (Please typewrite or print in block letters)

Address:

the right to purchase the Common Stock represented by this Warrant to the extent of              shares as to which such right is exercisable and does hereby irrevocably constitute and appoint                    attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Signature

Dated:                      .

AmeriCann Warrant Strategic $3.00 7-14-16

6

AMERICANN, INC.

CONVERTIBLE PROMISSORY NOTE

$1,000,000

FOR VALUE RECEIVED, AmeriCann, Inc., a Delaware corporation, and its successors and assigns, (the "Company") promises to pay to the order of Strategic Capital Partners, LLC, (the "Holder"), the principal sum of $1,000,000 in lawful money of the United States of America, together with interest on so much of the principal balance thereof as is from time to time outstanding at the rate hereinafter provided, and payable as hereinafter provided.

1.     Interest Rate. The unpaid balance of this Note shall bear interest at the rate of 9.5% per annum, simple interest. Interest shall be calculated on a 365-day year and the actual number of days in each month.

2.     Payment/Maturity Date. Interest will be payable quarterly, with the first interest payment due on September 30, 2016. Interest payable on September 30, 2016 will accrue from the date the Company accepts the Holder’s subscription. Interest will only be payable on Notes which are outstanding on an interest payment date. The total outstanding principal balance hereof, together with all accrued and unpaid interest, will be due on December 31, 2019.

3.     Conversion.

(a)     The Holder shall have the option to convert all or any part of the principal amount of this Note, together with all accrued interest thereon in accordance with the provisions of and upon satisfaction of the conditions contained in this Note, into fully paid and non-assessable shares of the Company’s common stock as is determined by dividing that portion of the outstanding principal balance and accrued interest under this Note as of such date that the Holder elects to convert by the Conversion Price. The initial Conversion Price will be $1.25.

(b)     No fractional shares of common stock shall be issued upon conversion of this Note, and in lieu thereof the number of shares of common stock to be issued upon each conversion shall be rounded up to the nearest whole number of shares of common stock.

(c)     The Holder’s conversion right set forth in this Section may be exercised at any time and from time to time but prior to payment in full of the principal and accrued interest on this Note.

(d)     The Holder may exercise the right to convert all or any portion of this Note only by delivery of a properly completed conversion notice on a Business Day to the Company’s principal executive offices. Such conversion shall be deemed to have been made immediately prior to the close of business on the Business Day of such delivery of the conversion notice (the “Conversion Date”), and the Holder shall be treated for all purposes as the record holder of the shares of common stock into which this Note is converted as of such date. For purposes of this Note, a Business Day is any day the Federal Reserve Bank is open.

(e)     As promptly as practicable after the Conversion Date, the Company at its expense shall issue and deliver to the Holder of this Note a stock certificate or certificates representing the number of shares of common stock into which this Note has been converted.

(f)     Upon the full conversion of this Note the Company shall be forever released from all of its obligations and liabilities under this Note.

(g)     Holder acknowledges that the shares of common stock issuable upon conversion of this note are “restricted securities,” as such term is defined under the Securities Act. Holder agrees that Holder will not attempt to pledge, transfer, convey or otherwise dispose of such shares except in a transaction that is the subject of either: (i) an effective registration statement under the Securities Act and any applicable state securities laws; or (ii) an opinion of counsel rendered by legal counsel satisfactory to the Company, which opinion of counsel shall be satisfactory to the Company, to the effect that such registration is not required. The Company may rely on such an opinion of Holder's counsel in making such determination. Holder consents to the placement of a legend on the shares of common stock issuable upon the exercise of this Note stating that the shares represented by the certificate have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale thereof.

(h)     If at any time there shall be a stock split of this Company’s common stock, the Conversion Price will be proportionately adjusted.

(i)     If the common stock to be issued on conversion of this Note shall be changed into any other class or classes of stock, whether by capital reorganization, reclassification, or otherwise, the holder of this Note shall, upon its conversion be entitled to receive, in lieu of the common stock which the Holder would have become entitled to receive but for such change, a number of shares of such other class or classes of stock that would have been subject to receipt by the Holder if it had exercised its rights of conversion immediately before such changes.

(j)     If at any time there shall be a capital reorganization of the Company’s common stock (other than of shares as provided for elsewhere in this Section 3) or merger of the Company into another corporation, or the sale of the Company’s properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger or sale, lawful provision shall be made so that the Holder of this Note will be entitled to receive the number of shares of stock or other securities or property from the successor corporation resulting from such merger to which the Holder would have been entitled as a result of such capital reorganization, merger or sale if this Note had been converted immediately before such capital reorganization, merger or sale.

(k)     The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, merger, dissolution, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holder of this Note against impairment.

(l)     Upon the occurrence of each adjustment or readjustment pursuant to any provision hereof, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder of this Note a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

(m)     Notwithstanding the above, if the average closing price of the Company’s common stock is at least $2.50 for twenty consecutive trading days, and the average daily volume of trades of the Company’s common stock during the twenty trading days is at least 100,000 shares, the Company may, within 10 days of the end of such twenty day period, notify the Holder that the right to convert this Note into shares of the Company’s common stock will end 45 days after the date of the notice.

4.     Reservation of Shares. At all times while this Note shall be convertible into shares of common stock, the Company shall reserve and keep available out of its authorized but unissued shares of common stock solely for the purpose of effecting the conversion of this Note such number of its shares of such common stock as shall from time to time be sufficient to effect the conversion of this Note in full. In the event that the number of authorized but unissued shares of such common stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, then in addition to such other remedies as shall be available to the Holder, the Company shall take such corporate action as may be necessary to increase its authorized but unissued shares of such common stock to such number of shares as shall be sufficient for such purpose.

5.     Prepayment. The Company may repay this Note at any time prior to maturity without the consent of the Holder.

6.     Security. This Note is unsecured.

7.     Default. At the option of Holder, the unpaid principal balance of this Note and all accrued interest thereon shall become immediately due, payable, and collectible, without notice or demand, upon the occurrence at any time of any of the following events, each of which shall be deemed to be an event of default hereunder.

(a)     The Company fails to make any payment of interest or principal on the date on which such payment becomes due and payable under this Note, the Notes, or the notes referred to in Section 6(b) and the failure to pay continues uncured for a period of ten business days after the date on which notice of the failure to pay is first given to the Company

(b)     The Company breaches any representation, warranty or covenant or defaults in the timely performance of any other obligation in its agreements with the Note holders and the breach or default continues uncured for a period of ten trading days after the date on which notice of the breach or default is first given to the Company, or ten trading days after the Company becomes, or should have become aware of such breach or default;

(c)     The Company files for protection from its creditors under the federal bankruptcy code or a third party files an involuntary bankruptcy petition against the Company and the involuntary petition is not dismissed within 30 days.

8.     Default, Interest and Attorney Fees. Upon declaration of a default hereunder, the balance of the principal remaining unpaid, interest accrued thereon, and all other costs, and fees shall be immediately due and payable and the balance of the principal remaining unpaid will bear interest at 15% per year. In the event of default, the Company agrees to pay all costs of collection including reasonable attorney’s fees.

9.     Representations, Warranties and Covenants of the Company. The Company represents, warrants and covenants with the Holder as follows:

(a)     Authorization; Enforceability. All action on the part of the Company, necessary for the authorization, execution and delivery of this Note and the performance of all obligations of the Company hereunder has been taken, and this Note constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b)     Governmental Consents. No consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority is required on the part of the Company in connection with the Company’s valid execution, delivery or performance of this Note.

(c)     No Violation. The execution, delivery and performance by the Company of this Note and the consummation of the obligations contemplated hereby will not result in a violation in any material respect of its Articles of Incorporation or By-Laws, or of any provision of any mortgage, agreement, instrument or contract to which it is a party or by which it is bound or, to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Company or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets.

(d)     Covenants. So long as any Note is outstanding the Company will not pay any dividends or other distributions to the holders of any shares of its preferred stock or common stock unless all payments have been made to the Holders on a current basis.

10.     Assignment of Note. This Note may not be assigned by the Company. The Note may be assigned by Holder with the express written consent of the Company.

11.     Loss of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and in case of loss, theft or destruction of indemnification in form and substance acceptable to the Company in its reasonable discretion, and upon surrender and cancellation of this Note, if mutilated, the Company shall execute and deliver a new Note of like tenor and date.

12.     Non-Waiver. No delay or omission on the part of Holder in exercising any rights or remedy hereunder shall operate as a waiver of such right or remedy or of any other right or remedy under this Note. A waiver on any one or more occasion shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion.

13.     Maximum Interest. In no event whatsoever shall the amount paid, or agreed to be paid, to Holder for the use, forbearance, or retention of the money to be loaned hereunder ("Interest") exceed the maximum amount permissible under applicable law. If the performance or fulfillment of any provision hereof, or any agreement between Company and Holder shall result in Interest exceeding the limit for Interest prescribed by law, then the amount of such Interest shall be reduced to such limit. If, from any circumstance whatsoever, Holder should receive as Interest an amount which would exceed the highest lawful rate, the amount which would be excessive Interest shall be applied to the reduction of the principal balance owing hereunder (or, at the option of Holder, be paid over to Company) and not to the payment of Interest.

14.     Purpose of Loan. Company certifies that the loan evidenced by this Note is obtained for business or commercial purposes and that the proceeds thereof will not be used primarily for personal, family, household or agricultural purposes.

15.     Waiver of Presentment. Company and the endorsers, sureties, guarantors and all persons who may become liable for all or any part of this obligation shall be jointly and severally liable for such obligation and hereby jointly and severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest, and any and all lack of diligence or delays in collection or enforcement hereof. Said parties consent to any modification or extension of time (whether one or more) of payment hereof, the release of all or any part of the security for the payment hereof, and the release of any party liable for payment of this obligation. Any modification, extension, or release may be without notice to any such party and shall not discharge said party's liability hereunder.

16.     Governing Law. As an additional consideration for the extension of credit, Company and each endorser, surety, guarantor, and any other person who may become liable for all or any part of this obligation understand and agree that the loan evidenced by this Note will be construed in accordance with the laws of the State of Colorado.

17.     Arbitration. Any controversy or claim arising out of, or relating to this Note, or the making, performance, or interpretation thereof, shall be settled by arbitration in Denver, Colorado in accordance with the Commercial Rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

18.     Binding Effect. The term "Company" as used herein shall include the original Company of this Note and any party who may subsequently become liable for the payment hereof as an assumer with the consent of the Holder, provided that Holder may, at its option, consider the original Company of this Note alone as Company unless Holder has consented in writing to the substitution of another party as Company.

19.     Relationship of Parties. Nothing herein contained shall create or be deemed or construed to create a joint venture or partnership between Company and Holder, Holder is acting hereunder as a lender only.

20.     Severability. Invalidation of any of the provisions of this Note or of any paragraph, sentence, clause, phrase, or word herein, or the application thereof in any given circumstance, shall not affect the validity of the remainder of this Note.

21.     Amendment. This Note may not be amended, modified, or changed, except only by an instrument in writing signed by both of the parties.

22.     Time of the Essence. Time is of the essence for the performance of each and every obligation of Company hereunder.

23.     Notices. All notices, consents, approvals, requests, demands and other communications which are required or may be given hereunder shall be in writing and shall be duly given if personally delivered, sent by overnight courier or posted by U.S. registered or certified mail, return receipt requested, postage prepaid and addressed to the other parties at the addresses set forth below.

If to the Company:

AmeriCann, Inc.

3200 Brighton Blvd., Unit 144

Denver, CO 80216

Attn: President

If to the Holder, at the address as shown on the register maintained by the Company for such purpose.

The Company or the Holder may change their address for purposes of this Section by giving to the other addressee notice of such new address in conformance with this Section. If the Company receives any notice pursuant to this Note or any other Note of this series, it must, not later than five business days thereafter, dispatch a copy of such notice to the Holder of this Note and to each other Holder of any Note as reflected in the current Note Register.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the 14th day of July, 2016.

AMERICANN, INC.

By:	/s/ Timothy Keogh
Timothy Keogh, President

AmeriCann Conv. Prom. Note Strategic $1,000,000 7-14-16

NOTICE OF CONVERSION

The undersigned hereby elects to convert the Convertible Note of AmeriCann, Inc., (the “Company”) into shares of the Company’s common stock according to the terms of the Note, as of the date written below.

Conversion calculations:

Date of Conversion:

Principal Amount of Note to be Converted:

Payment of Interest in Common Stock __Yes _No

If yes, $ of Accrued Interest to be converted.

Signature:

Name (Print):

Address:

AmeriCann Conv. Prom. Note Strategic $1,000,000 7-14-16

AMERICANN, INC.

ASSIGNMENT OF CONVERTIBLE NOTE

(Form of Assignment to be Executed if Note Holder

Desires to Transfer all or part of Convertible Note)

     FOR VALUE RECEIVED,                                                            hereby sells, assigns and transfers to                                                                                                      .

                                                                                                                                     (Please print name and address including zip code)

Please insert social security, federal tax ID number or other identifying number:

Check one:

☐	the attached Note, or
☐	$______ of the principal represented by the attached Note

Dated:
Signature
(Signature must conform in all respects to name of holder as shown on the face of the Note).

Note:	Any transfer or assignment of the Note is subject to compliance with the restrictions on transfer imposed by the terms of the Note.

AmeriCann Conv. Prom. Note Strategic $1,000,000 7-14-16

AMERICANN, INC.

SECURED CONVERTIBLE PROMISSORY NOTE

$931,640

FOR VALUE RECEIVED, AmeriCann, Inc., a Delaware corporation, and its successors and assigns, (the "Company") promises to pay to the order of Strategic Capital Partners, LLC, (the "Holder"), the principal sum of $931,640 in lawful money of the United States of America, together with interest on so much of the principal balance thereof as is from time to time outstanding at the rate hereinafter provided, and payable as hereinafter provided.

1.     Interest Rate. The unpaid balance of this Note shall bear interest at the rate of 8% per annum, simple interest. Interest shall be calculated on a 365-day year and the actual number of days in each month.

2.     Payment/Maturity Date. Interest will be payable quarterly, with the first interest payment due on September 30, 2016. Interest payable on September 30, 2016 will accrue from the date the Company accepts the Holder’s subscription. Interest will only be payable on Notes which are outstanding on an interest payment date. The total outstanding principal balance hereof, together with all accrued and unpaid interest, will be due on December 31, 2019.

In addition to the foregoing, any amounts received from Wellness Group Pharms will be applied to the principal amount of the Note.

3.     Prepayment. The Company may repay this Note at any time prior to maturity without consent of the Holder.

4.     Security.

This Note will be secured by

●	a second lien on the Company’s property in Denver, Colorado, as well as any improvements constructed and any trade fixtures located on the property, and

●	the Company’s claims against Wellness Group Pharms.

5.     Default. At the option of Holder, the unpaid principal balance of this Note and all accrued interest thereon shall become immediately due, payable, and collectible, without notice or demand, upon the occurrence at any time of any of the following events, each of which shall be deemed to be an event of default hereunder.

(a)     The Company fails to make any payment of interest or principal on the date on which such payment becomes due and payable under this Note, the Notes, or the notes referred to in Section 6(b) and the failure to pay continues uncured for a period of ten business days after the date on which notice of the failure to pay is first given to the Company.

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(b)     The Company breaches any representation, warranty or covenant or defaults in the timely performance of any other obligation in its agreements with the Note holders and the breach or default continues uncured for a period of ten trading days after the date on which notice of the breach or default is first given to the Company, or ten trading days after the Company becomes, or should have become aware of such breach or default;

(c)     The Company files for protection from its creditors under the federal bankruptcy code or a third party files an involuntary bankruptcy petition against the Company and the involuntary petition is not dismissed within 30 days.

6.     Default, Interest and Attorney Fees. Upon declaration of a default hereunder, the balance of the principal remaining unpaid, interest accrued thereon, and all other costs, and fees shall be immediately due and payable and the balance of the principal remaining unpaid will bear interest at 15% per year. In the event of default, the Company agrees to pay all costs of collection including reasonable attorney’s fees.

7.     Representations, Warranties and Covenants of the Company. The Company represents, warrants and covenants with the Holder as follows:

(a)     Authorization; Enforceability. All action on the part of the Company, necessary for the authorization, execution and delivery of this Note and the performance of all obligations of the Company hereunder has been taken, and this Note constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b)     Governmental Consents. No consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority is required on the part of the Company in connection with the Company’s valid execution, delivery or performance of this Note.

(c)     No Violation. The execution, delivery and performance by the Company of this Note and the consummation of the obligations contemplated hereby will not result in a violation in any material respect of its Articles of Incorporation or By-Laws, or of any provision of any mortgage, agreement, instrument or contract to which it is a party or by which it is bound or, to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Company or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets.

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(d)     Covenants. So long as any Note is outstanding the Company will not pay any dividends or other distributions to the holders of any shares of its preferred stock or common stock unless all payments have been made to the Holders on a current basis.

8.     Assignment of Note. This Note may not be assigned by the Company. The Note may be assigned by Holder with the express written consent of the Company.

9.     Loss of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and in case of loss, theft or destruction of indemnification in form and substance acceptable to the Company in its reasonable discretion, and upon surrender and cancellation of this Note, if mutilated, the Company shall execute and deliver a new Note of like tenor and date.

10.     Non-Waiver. No delay or omission on the part of Holder in exercising any rights or remedy hereunder shall operate as a waiver of such right or remedy or of any other right or remedy under this Note. A waiver on any one or more occasion shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion.

11.     Maximum Interest. In no event whatsoever shall the amount paid, or agreed to be paid, to Holder for the use, forbearance, or retention of the money to be loaned hereunder ("Interest") exceed the maximum amount permissible under applicable law. If the performance or fulfillment of any provision hereof, or any agreement between Company and Holder shall result in Interest exceeding the limit for Interest prescribed by law, then the amount of such Interest shall be reduced to such limit. If, from any circumstance whatsoever, Holder should receive as Interest an amount which would exceed the highest lawful rate, the amount which would be excessive Interest shall be applied to the reduction of the principal balance owing hereunder (or, at the option of Holder, be paid over to Company) and not to the payment of Interest.

12.     Purpose of Loan. Company certifies that the loan evidenced by this Note is obtained for business or commercial purposes and that the proceeds thereof will not be used primarily for personal, family, household or agricultural purposes.

13.     Waiver of Presentment. Company and the endorsers, sureties, guarantors and all persons who may become liable for all or any part of this obligation shall be jointly and severally liable for such obligation and hereby jointly and severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest, and any and all lack of diligence or delays in collection or enforcement hereof. Said parties consent to any modification or extension of time (whether one or more) of payment hereof, the release of all or any part of the security for the payment hereof, and the release of any party liable for payment of this obligation. Any modification, extension, or release may be without notice to any such party and shall not discharge said party's liability hereunder.

14.     Governing Law. As an additional consideration for the extension of credit, Company and each endorser, surety, guarantor, and any other person who may become liable for all or any part of this obligation understand and agree that the loan evidenced by this Note will be construed in accordance with the laws of the State of Colorado.

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15.     Arbitration. Any controversy or claim arising out of, or relating to this Note, or the making, performance, or interpretation thereof, shall be settled by arbitration in Denver, Colorado in accordance with the Commercial Rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

16.     Binding Effect. The term "Company" as used herein shall include the original Company of this Note and any party who may subsequently become liable for the payment hereof as an assumer with the consent of the Holder, provided that Holder may, at its option, consider the original Company of this Note alone as Company unless Holder has consented in writing to the substitution of another party as Company.

17.     Relationship of Parties. Nothing herein contained shall create or be deemed or construed to create a joint venture or partnership between Company and Holder, Holder is acting hereunder as a lender only.

18.     Severability. Invalidation of any of the provisions of this Note or of any paragraph, sentence, clause, phrase, or word herein, or the application thereof in any given circumstance, shall not affect the validity of the remainder of this Note.

19.     Amendment. This Note may not be amended, modified, or changed, except only by an instrument in writing signed by both of the parties.

20.     Time of the Essence. Time is of the essence for the performance of each and every obligation of Company hereunder.

21.     Notices. All notices, consents, approvals, requests, demands and other communications which are required or may be given hereunder shall be in writing and shall be duly given if personally delivered, sent by overnight courier or posted by U.S. registered or certified mail, return receipt requested, postage prepaid and addressed to the other parties at the addresses set forth below.

If to the Company:

AmeriCann, Inc.

3200 Brighton Blvd., Unit 144

Denver, CO 80216

Attn: President

If to the Holder, at the address as shown on the register maintained by the Company for such purpose.

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The Company or the Holder may change their address for purposes of this Section by giving to the other addressee notice of such new address in conformance with this Section. If the Company receives any notice pursuant to this Note or any other Note of this series, it must, not later than five business days thereafter, dispatch a copy of such notice to the Holder of this Note and to each other Holder of any Note as reflected in the current Note Register.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the 14th day of July, 2016.

AMERICANN, INC.

By:	/s/ Timothy Keogh
Timothy Keogh, President

AmeriCann Secured Conv. Prom. Note Strategic $931,640 7-14-16

5

NOTICE OF CONVERSION

The undersigned hereby elects to convert the Convertible Note of AmeriCann, Inc., (the “Company”) into shares of the Company’s common stock according to the terms of the Note, as of the date written below.

Conversion calculations:

Date of Conversion:

Principal Amount of Note to be Converted:

Payment of Interest in Common Stock __Yes _No

If yes, $ of Accrued Interest to be converted.

Signature:

Name (Print):

Address:

AmeriCann Secured Conv. Prom. Note Strategic $931,640 7-14-16

6

AMERICANN, INC.

ASSIGNMENT OF CONVERTIBLE NOTE

(Form of Assignment to be Executed if Note Holder

Desires to Transfer all or part of Convertible Note)

     FOR VALUE RECEIVED,                                                            hereby sells, assigns and transfers to                                                                                                      .

                                                                                                                                     (Please print name and address including zip code)

Please insert social security, federal tax ID number or other identifying number:

Check one:

☐	the attached Note, or
☐	$______ of the principal represented by the attached Note

Dated:
Signature
(Signature must conform in all respects to name of holder as shown on the face of the Note).

Note:	Any transfer or assignment of the Note is subject to compliance with the restrictions on transfer imposed by the terms of the Note.

AmeriCann Secured Conv. Prom. Note Strategic $931,640 7-14-16

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